UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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BAYFIRST FINANCIAL CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
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BAYFIRST FINANCIAL CORP.
700 Central Avenue
St. Petersburg, Florida 33701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2022
Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of BayFirst Financial Corp. (the “Company”) will be held at the St. Petersburg Marriott Clearwater, 12600 Roosevelt Boulevard North, St. Petersburg, Florida 33716, on Thursday, May 19, 2022, at 5:00 p.m., Eastern Time.
    The Annual Meeting is being held for the following purposes:
1.    Election of Directors. To consider and vote upon a proposal to elect 13 directors of the Company who shall serve as directors until the expiration of their respective terms or until their successors have been duly elected and qualified.
2.    Other Matters. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board of Directors has fixed the close of business on March 31, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the common stock of the Company at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
The Board of Directors recommends that you vote in favor of all proposals. If you do not indicate a voting preference, the proxy holders will vote in accordance with the Board of Director’s recommendations. The Board of Directors knows of no additional business that will be brought up for consideration at the Annual Meeting. However, submitting a proxy by mobile voting, internet, or by mail, confers discretionary authority on the proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.
BY ORDER OF THE BOARD OF DIRECTORS

Anthony Saravanos                        Anthony N. Leo
Chair of the Board                        Chief Executive Officer
St. Petersburg, Florida
April 7, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
In accordance with rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of proxy materials to each shareholder of record or beneficial owner of shares, we are furnishing proxy materials, including this proxy statement, to our shareholders via the Internet. If you want to receive a paper copy of these documents or documents for all future shareholder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request by contacting Continental Stock Transfer & Trust Company, by phone at (917) 262-2373 or email at cst_proxy@continentalstock.com on or before May 5, 2022 to facilitate timely delivery. You will not otherwise receive a paper copy of these documents.
We have mailed a Notice of Internet Availability of Proxy Materials (“Notice”) to you, which will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.
The Notice will be available to shareholders on or about April 8, 2022.
EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SUBMIT A PROXY BY MOBILE VOTING, INTERNET, OR MAIL, BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT
BAYFIRST FINANCIAL CORP.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2022
General
Our Board of Directors (the “Board”) has made this proxy statement and accompanying proxy card available to you on the Internet or, upon your request, has delivered such materials to you in printed form. We are distributing these materials in connection with the Board’s solicitation of proxies for use at the BayFirst Financial Company (the “Company”) 2022 Annual Meeting of shareholders (the “Annual Meeting”) to be held at 5:00 p.m., Eastern Time, on Thursday, May 19, 2022, at the St. Petersburg Marriott Clearwater, 12600 Roosevelt Boulevard North, St. Petersburg, Florida 33716, as set forth in the Notice of Internet Availability of Proxy Materials that we mailed to you on or about April 8, 2022 (the “Notice”).
This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. We encourage you to read it carefully. In this proxy statement, the terms “we,” “our,” “ours,” “us,” “BayFirst” and the “Company” refer to BayFirst Financial Corp. The terms “First Home” or the “Bank” refer to our wholly-owned subsidiary, First Home Bank.
Purpose
The purposes of the Annual Meeting are to:
(1)    elect as directors the 13 nominees named in these proxy materials; and
(2)    consider other business as may properly come before the Annual Meeting or any adjournment of the meeting.
We do not know of any business that will be presented for consideration at the Annual Meeting other than the matters described above and in this proxy statement.
Voting
The Board set March 31, 2022, as the record date for the Annual Meeting. Holders of shares of our common stock at the close of business on the record date are entitled to attend the Annual Meeting and vote on the proposals presented. Each share of our common stock is entitled to one vote. Shareholders do not have cumulative voting rights. There were 4,013,173 shares of common stock outstanding on the record date. The presence of holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.
Many of our shareholders hold their shares through a bank, broker, or other nominee rather than directly in their own name. If you hold our shares in “street name” through a bank, broker, or other nominee, you are considered to be the beneficial owner of those shares held in street name, and your bank, broker, or other nominee, who is considered the shareholder of record with respect to those shares, is forwarding these materials to you. As the beneficial owner of shares held in street name, you have the right to direct your bank, broker, or other nominee how to vote. As the beneficial owner of shares held in street name, you are also invited to attend the Annual Meeting. However, since your bank, broker, or other nominee, and not you, is the shareholder of record, you may not vote shares held in street name in person at the Annual Meeting unless you obtain a signed “legal proxy” from your bank, broker, or other nominee giving you the right to vote the shares. Your bank, broker, or other nominee has enclosed or provided with this proxy statement a voting instruction card for you to use to direct your bank, broker, or other nominee how to vote your shares.
If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner of that share or a person holding a valid proxy for the registered owner of that share, it is deemed to be present for the purpose of establishing a quorum. Therefore, valid proxies which are marked “Abstain” or “Withhold” or as to which no vote is marked, including broker non-votes (which are described below), will be included in determining the number of votes present or represented at the Annual Meeting. When you sign the proxy card or submit your vote via the Internet or by telephone, you appoint Anthony N. Leo and Anthony Saravanos as your representatives at the Annual Meeting. Mr. Leo and Mr. Saravanos will vote your proxy as you have instructed on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Leo and Mr. Saravanos will vote your proxy for the proposals described herein. We are not aware of any other matters to be considered at the Annual Meeting. However, if any other matters come before the Annual Meeting, Mr. Leo and Mr. Saravanos will vote your proxy on such matters in accordance with their judgment.
Broker Non-Votes
A broker non-vote occurs when a bank, broker, or other nominee submits a proxy card with respect to shares it holds in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter. This is typically because the bank, broker, or other nominee has not received voting instructions from the beneficial owner. Under the rules that govern banks, brokers, or nominees who are voting with respect to shares held in street name, banks, brokers, or nominees have the discretion to vote such shares on routine matters, but not on non-routine matters. The ratification of independent auditors is a routine matter. The election of directors is a non-routine matter.
Revoking a Proxy
You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. If you are the record holder of the shares, you may do this by: (a) signing and delivering another proxy with a later date; (b) voting in person at the Annual Meeting; or (c) voting again via the Internet or by telephone prior to 11:59 p.m. Eastern Time on May 18, 2022. If your shares are held by your bank, broker, or other nominee, you must follow the instructions provided by your bank, broker, or other nominee.
Solicitation of Proxies
Solicitations of proxies may be made in person or by mail, telephone, Internet, or other means. We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our directors, officers, and employees may assist in soliciting proxies but will not receive additional compensation for doing so.

PROPOSAL ONE
ELECTION OF DIRECTORS
Nominees And Vote Required to Elect Nominees
Our Board currently has the following 13 members, each serving a one-year term.
George Apostolou
Derek S. Berset
Mark S. Berset
Dennis R. DeLoach, III
Alexander Harris
Tarek Helal
Anthony N. Leo
Christos Politis, M.D.
Anthony Saravanos
Bradly W. Spoor
Harold J. Winner
Sheryl WuDunn
Barbara J. Zipperian
Presently, Anthony Saravanos serves as Chair of the Board. In connection with our application to Nasdaq, the Board adopted a Code of Ethics applicable to directors, officers, and employees on July 27, 2021, which complies with Nasdaq rules and the Sarbanes-Oxley Act. There are no arrangements or understandings between any of the directors and any other person pursuant to which he or she was selected as a director. On March 4, 2022, Trifon Houvardas resigned from the Boards of the Company and the Bank.
The Nominating Committee of the Board has proposed these 13 individuals to serve as directors until the 2023 Annual Meeting. The Board unanimously recommends that the shareholders of the Company vote in favor of the election of each of the nominated directors.
If a quorum is present, the directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the highest number of votes will be elected directors. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter. If you submit a proxy but do not specify how you would like it to be voted, Mr. Leo and Mr. Saravanos will vote your proxy to elect the 13 director nominees. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Mr. Leo and Mr. Saravanos will vote instead for a replacement to be recommended by the Board, unless you specifically instruct otherwise in your proxy.
Director Independence
Under Nasdaq rules, independent directors must comprise a majority of our Board within a specified period of time of our initial rules. Those rules, as well as those of the SEC, impose several other requirements with respect to the independence of our directors. Our Board has evaluated the independence of its members based upon Nasdaq and SEC rules. Applying these standards, our Board has affirmatively determined that a majority of the members of the Board are independent directors under the applicable rules. We have determined that Mr. Apostolou and Dr. Politis are not independent directors under the applicable rules because the Bank rents its main office from a company affiliated with Mr. Apostolou and Dr. Politis’s father. Mr. Leo does not qualify as an independent director because he is an executive officer of both the Company and the Bank.
Information about Directors
Biographical information regarding each director is below.
George Apostolou, age 71, founded the George Apostolou Construction Company in 1983. Since that time, it has built more than 200 commercial buildings, government services buildings, churches, office buildings, and retail centers. In 2009, he founded Global Ground Solutions, a sinkhole mitigation company performing services for several of the major engineering firms in West Central Florida. In addition to contracting, Mr. Apostolou has been involved in the development of many commercial projects and now owns numerous properties in the Tampa Bay area. He previously served on the Board of Directors of HCI Group, Inc., a New York Stock Exchange listed company. Mr. Apostolou joined the Board in 2013. We believe that Mr. Apostolou’s qualifications to serve on our Board include his executive leadership and management experience, public company Board experience, and financial expertise gained from the successful operations of his own businesses.
Derek S. Berset, age 45, is an owner of Comegys Insurance Agency, Inc., a family owned and operated retail insurance agency that has served the west coast of Florida for over 75 years. Mr. Berset is also the President of Franchise Alliance Network LLC, which provides franchises with accounting, insurance, bookkeeping and payroll services, and he serves as Vice President of SAN of Florida Inc., an insurance wholesaler to independent agencies within Florida. He is the Chairman of the Board for Arts Conservatory for Teens (ACT), a nonprofit organization that helps teens excel within the arts. Mr. Berset is a graduate of Florida State University. He joined the Board in 2020 and is the son of BayFirst Director Mark S. Berset. We believe that Mr. Berset’s qualifications to serve on our Board include his management and financial experience.
Mark S. Berset, age 75, has served since 1987 as the Chief Executive Officer of Comegys Insurance, a family owned insurance agency located in St. Petersburg, Florida. Mr. Berset is also the founder of Alpha Insurance Management, Satellite Agency Network of Tampa Bay, and Association Insurance Specialists. Mr. Berset also serves as a director of Heritage Insurance Holdings, Inc., a New York Stock Exchange listed company. He is a former director of United Insurance Holdings Corp., former board member of Innovaro, Inc., a past board member of North Star Bank Holding Company, Tampa, Florida, and past President and Board member of Bayfront Hospital Foundation in St. Petersburg, Florida. He received a bachelor’s degree in Business Economics from St. Ambrose University and an MBA from Georgia State University. Mr. Berset joined the Board in 2014 and is the father of BayFirst Director Derek S. Berset. We believe that Mr. Berset’s qualifications to serve on our Board include his executive leadership and management experience, prior bank and public company Board experience, and financial expertise gained from the successful operations of his own businesses.
Dennis R. “Rep” DeLoach, III, age 47, is a partner at the law firm of DeLoach, Hofstra & Cavonis, P.A. in Seminole, Florida. Mr. DeLoach graduated from Mercer University in 1996 and Mercer University Law School in 1999. He is Board Certified by the Florida Bar in Elder Law. Mr. DeLoach is a frequent speaker on continuing legal education to other Florida attorneys. Mr. DeLoach joined the Board in 2020. We believe that Mr. DeLoach’s qualifications to serve on our Board include his legal experience.

Alexander Harris, age 41, currently serves as Chief Executive Officer of the Arts Conservatory for Teens (“ACT”), a non-profit organization headquartered in St. Petersburg, Florida. He also currently serves as a Senior Executive Consultant and Creative Strategist for Three Oak Doors Enterprises, LLC, and he has previously served as a Lecturer, Creative Strategist, and Consultant for the University of South Florida. Dr. Harris received a Doctor of Education Degree from Nova Southeastern University with an emphasis in organizational leadership and curriculum development. He also received Masters Degrees in both Theological Studies and Social Work from Boston University, and he received a Bachelor of Arts Degree with a triple major in Human Services, Social Work, and Sociology from LaGrange College. Mr. Harris joined the Board in 2021. We believe that Mr. Harris’s qualifications to serve on our Board include his managerial experience as the Chief Executive Officer of ACT and his knowledge of the underserved portions of the communities we serve.
Tarek Helal, age 43, has served as Senior Vice President, Corporate Risk Management – Products at Raymond James Financial in St. Petersburg, Florida, since 2017. From 2015 to 2017, Mr. Helal was the founder, Chief Executive Officer and Chief Investment Officer of Horus Asset Management located in Tampa, Florida. From 2009 to 2014, Mr. Helal was Vice President of Product Development and Research for Raymond James Financial, leading several departments including Mutual Fund Research & Marketing and the Alternative Investment Group. Prior to joining Raymond James in 2007, Mr. Helal was a Senior Associate at Standard & Poor’s Corporate Value Consulting. He received a B.S. in Business Administration summa cum laude from the University of Florida and an MBA with distinction from the J.L. Kellogg School of Management at Northwestern University. Mr. Helal joined the Board in 2011. We believe that Mr. Helal’s qualifications to serve on our Board include his capital markets, investment banking and other financial experience.
Anthony N. Leo, age 61, has served as the Chief Executive Officer and a director of BayFirst and the Bank since August 2013. Prior to joining the Bank, Mr. Leo provided management consulting and regulatory advisory services to community banks throughout the state of Florida and served as the interim Chief Executive Officer of three troubled banks between 2009 and 2013. Mr. Leo was the Managing Director and Executive Vice President of Community Banks, Inc. in Harrisburg, PA from 1993 to 2007. He previously served as Vice President and Corporate Counsel for FB&T of Hanover, Pennsylvania, and Vice President and Associate Counsel for the National Bank of Washington, D.C. Mr. Leo also serves on the Board of Directors of Presidential Bank, FSB, in Bethesda, Maryland. Mr. Leo received a B.A. in Political Science from George Washington University and a JD from George Washington University Law School. He is a member of the Bar in the District of Columbia and State of Maryland. We believe that Mr. Leo’s qualifications to serve on our Board include his service as our Chief Executive Officer and previous banking and public company experience.
Christos Politis, M.D., age 45, is a principal of Xenia Management, Inc., a real estate development and property management company. He is a Board Certified Urologist and was President of St. Pete Urology from 2007 to 2020. He also served as the Chief Medical Officer for Largo Medical Center from 2018 to 2020. Dr. Politis received his Bachelor’s degree from the University of Florida, his medical degree from the University of South Florida College of Medicine, and a Master of Business Administration from the University of South Florida. Dr. Politis joined the Board in 2014. We believe that Dr. Politis’s qualifications to serve on our Board include his managerial experience as President of St. Pete Urology and Chief Medical Officer for Largo Medical Center.

Anthony Saravanos, age 51, is the Chairman of the Board of BayFirst. Since 2013, Mr. Saravanos has been the President of Greenleaf Capital, a division of the HCI Group, Inc. From 2005 to 2013, Mr. Saravanos was Vice President of The Boardwalk Company, a full-service commercial real estate company located in Palm Harbor, Florida. A licensed real estate broker, Mr. Saravanos is a Certified Commercial Investment Member (CCIM) and has over 12 years of experience in commercial property sales, leasing, and project and property management. He graduated from Ursinus College in Pennsylvania with a double major in Economics and Spanish in 1992 and Villanova University with an MBA in 1997. He is also a member of the Board of Directors of the HCI Group, Inc., a New York Stock Exchange traded company. Mr. Saravanos joined the Board in 2011. We believe that Mr. Saravanos’s qualifications to serve on our Board include his investment banking and real estate experience and his previous public company Board services.
Bradly W. Spoor, age 43, has been the Chief Executive Officer of Spoor Street Investments, LLC since 2018. In addition, he has been the principal of Pelican Bay Capital, LLC since 2010. From 2002 to 2013, he was the owner and operator of P&B Capital Group, LLC, which managed customer service and loan recovery specialists. From 2006 to 2011, Mr. Spoor also owned and operated SKW Capital, LLC, a loan collections business. Mr. Spoor maintains certified memberships with the Debt Buyers Association, Credit & Collections Professions, and ACA International LLC. He joined the Board in 2018. We believe that Mr. Spoor’s qualifications to serve on our Board include his experience in the loan recovery and collection industry and his experience in managing his own businesses.
Harold J. Winner, age 72, is a retired banker and the Chairman of the Board of the Bank. Mr. Winner previously served as the Acting Chief Executive Officer of the Bank from 2011 to 2013. Prior to this and until his retirement in 2007, Mr. Winner served as President and Chief Operating Officer of Synovus Bank of Tampa Bay, formerly United Bank, where he had been employed for 19 years. Mr. Winner began his banking career with First National Bank of Atlanta (now Wells Fargo) in 1972. He received his B.S. in Management in 1971 from Florida State University and his MBA from Georgia State University in 1975. Mr. Winner joined the Board in 2011. We believe that Mr. Winner’s qualifications to serve on our Board include his prior service as our Chief Executive Officer and other banking experience.
Sheryl WuDunn, age 62, has served since 2013 as co-founder at FullSky Partners, a consulting firm focusing on double-bottom line ventures, where she specializes in advising socially-driven growth companies in the technology and healthcare industries. In addition, Ms. WuDunn is a FINRA-registered banker at New York-based Mid-Market Securities, LLC, which focuses on middle market companies in a variety of industries. She is also the first Asian-American reporter to win a Pulitzer Prize for her work at the New York Times where she also served executive management roles from 2000 to 2006. Ms. WuDunn has also co-authored five books examining important social and economic challenges affecting women, girls and the underprivileged around the world, including Tightrope: Americans Reaching for Hope, a New York Times best seller which focuses on the challenges of the working class in the United States. We believe Ms. WuDunn’s leadership, senior-level banking, and technology investment experience qualifies her to serve on our Board.
Barbara J. Zipperian, age 64, is a CPA and retired Chief Financial Officer with 38 years of banking experience. She most recently served as Director, Executive Vice President, and Chief Financial Officer of Tennessee Bank & Trust. She has previously been employed as Chief Financial Officer for Avenue Bank and Regional Financial Officer for Regions Bank. Ms. Zipperian received her Bachelor of Science Degree in Accounting from Ball State University. She joined the Board in 2021. We believe that Ms. Zipperian’s qualifications to serve on our Board include her experience as a CPA and as the Chief Financial Officer of banking institutions.
Meetings
During 2021, the Board held eight meetings. All directors attended at least 75% of the total number of meetings of the Board and of the Board committees on which they served. The Company does not have a formal policy regarding director attendance at Annual meetings, and each of our then-current directors were present at the 2021 Annual Meeting. Each director is encouraged and expected to attend this year’s Annual Meeting.
Board Diversity
The Company and the Board believe having a diverse composition is beneficial to the Company, its shareholders, its employees, the markets the Bank serves, and other stakeholders. To that end, the Board and its Nominating Committee has recruited and nominated a diverse group of directors. The diversity of the composition of the Board is disclosed in the following table.

Board Diversity Matrix (as of March 31, 2022)
	Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	11	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	10	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board Committees
The Company’s Board is divided into five committees. The following table discloses the membership and Chair of each committee.

Name	Audit and Risk Management	Compensation	Environmental, Social, and Governance	Executive	Nominating
George Apostolou				Member
Derek S. Berset
Mark S. Berset				Chair	Chair
Dennis R. DeLoach, III	Member	Chair	Member
Alexander Harris			Member
Tarek Helal	Member	Member
Anthony N. Leo			Member	Member
Christos Politis, M.D.			Chair
Anthony Saravanos		Member		Member	Member
Bradly W. Spoor	Member
Harold J. Winner		Member		Member	Member
Sheryl WuDunn
Barbara J. Zipperian	Chair		Member
Audit and Risk Management Committees. The Audit and Risk Management Committees are two distinct committees, with overlapping membership and which hold joint meetings. These committees assist our Board in performing its oversight responsibilities as they relate to the Company’s accounting and financial reporting practices and audits of the financial statements, internal controls, and legal and regulatory compliance, including, among other things:
•the quality and integrity of the Company’s financial statements;
•the Company’s compliance with applicable laws and regulations;
•the review of the independent auditors’ qualifications and independence;
•the performance of the Company’s internal audit function and the Company’s independent auditors; and
•the application of the Company’s Code of Ethics as established by management and the Board.
Our Audit and Risk Management Committees have adopted written charters, which set forth the committees’ duties and responsibilities. The Audit Committee Charter is available in the Investor Relations section of our website at www.firsthomebank.com.
Our Board has evaluated the independence of each of the members of our Audit Committee and has affirmatively determined that: (i) each of the members of our Audit Committee is an independent director under Nasdaq rules; (ii) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service; and (iii) each of the members has the ability to read and understand fundamental financial statements. In addition, our Board has determined that Ms. Zipperian has the financial sophistication required by Nasdaq rules due to her experience and background, specifically her prior service as a Chief Financial Officer of other banks, and that she qualifies as a “audit committee financial expert” under the rules and regulations of the SEC.
Compensation Committee. Our Board has evaluated the independence of each of the members of our Compensation Committee and has affirmatively determined that each of its members meets the definition of an independent director under Nasdaq rules. Our Board has also determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of applicable SEC rules. The Compensation Committee assists our Board in its oversight of our overall compensation structure, policies and programs and assessing whether such structure meets our corporate objectives. The Compensation Committee also reviews and oversees the compensation determinations of our named executive officers, as well as the administration of our compensation and benefit plans.
Our Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The Charter of the Compensation Committee is available in the Investor Relations section of our website at www.firsthomebank.com.
Environmental, Social, and Governance Committee. Our Environmental, Social and Governance Committee is responsible for overseeing the Company’s development and implementation of business practices intended to promote the Company’s commitment to environmental, health and safety, corporate social responsibility, corporate governance, sustainability, and other public policy matters relevant to the Company.
Executive Committee. Our Executive Committee meets only on an ad hoc basis to address matters that may require immediate or in depth attention which the full Board is unable to provide at such time.
Nominating Committee. Our Board has evaluated the independence of each of the members of our Nominating Committee and has affirmatively determined that each of its members meets the definition of an independent director under Nasdaq rules.
The Nominating Committee assists our Board in its oversight of identifying and recommending persons to be nominated for election as directors and to fill any vacancies on the Boards of the Company and the Bank, monitoring the composition and functioning of the standing committees of the Board, and developing, reviewing, and monitoring the corporate governance policies and practices of the Company.
In carrying out its functions, the Nominating Committee develops, and recommends to the Board for its approval, qualification criteria for all potential nominees for election, including incumbent directors, Board nominees, and shareholder nominees to be included in the Company’s future proxy statements. The Nominating Committee also evaluates potential nominees for our Board to determine if they have any conflicts of interest that may interfere with their ability to serve as effective Board members and to determine whether they are independent in accordance with applicable SEC and Nasdaq rules (to ensure that, at all times, at least a majority of our directors are independent). Although we do not have a separate diversity policy, the Nominating Committee may consider the diversity of the Company’s directors and nominees in terms of knowledge, experience, skills, expertise, and other factors that may contribute to the effectiveness of our Board.

Our Nominating Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. This charter is available in the Investor Relations section of our website at www.firsthomebank.com.
Bank Directors
The Board of Directors of the Bank is comprised of each Company director except for Mark S. Berset.
Board Recommendation
Our Board recommends that our shareholders vote “for” the nominees named above.
NON-DIRECTOR MANAGEMENT
Our executive leadership team is comprised of Mr. Leo, along with the non-director individuals listed below.
Brandi N. Jaber, age 48, has been with the Company since 2017, leading numerous cross-functional initiatives. Since October 2020, she has served as BayFirst’s Executive Vice President and the Bank’s President of the Residential Mortgage Division. Ms. Jaber has spent longer than 17 years in various management roles in the residential mortgage industry. Prior to October 2020, she served as the Bank’s Chief Administrative Officer. Ms. Jaber received her Bachelor in Finance from the University of Florida and an MBA from the University of Tampa.
Matthew M. Luckey, age 47, has been with the Company since 2015. He currently serves as BayFirst and the Bank’s Executive Vice President and Chief Banking Officer. Prior to joining BayFirst, Mr. Luckey served as Vice President, Commercial Lending at The Bank of Tampa from 2012 to 2015. Prior to that he served in various banking roles, including management training, branch management, credit underwriting, and commercial lending beginning with SunTrust Bank, followed by United Bank and Synovus Bank. He received his Bachelor of Business Administration from the University of Georgia.
Robin L. Oliver, age 46, became BayFirst’s Chief Operating Officer in February 2022. She has served as BayFirst and the Bank’s Executive Vice President and Chief Financial Officer since June 2018. From 2014 to 2018, Ms. Oliver served as Controller for Central Bank & Trust Company, Lexington, Kentucky. For the first 16 years of her career, she served multiple financial institution clients in public accounting as an auditor with Crowe Horwath LLP. Ms. Oliver is a Certified Public Accountant and received her BA in Accounting from the University of Kentucky.
Thomas G. Zernick, age 59, is BayFirst’s President. Prior to joining BayFirst in 2016, Mr. Zernick served as Florida Market President for Stearns Bank. Mr. Zernick also served as SBA Product Manager for HomeBanc in Tampa. Mr. Zernick also served as a Community Bank President and SBA President for Republic Bank in Michigan. He received his Bachelor in Business Administration from the University of Notre Dame.

EXECUTIVE AND DIRECTOR COMPENSATION

General
The Compensation Committee determines the level of base salary and any incentive bonus for the Chief Executive Officer and other executive officers of BayFirst and the Bank. To accomplish this, the Compensation Committee has retained Pearl Meyer & Partners, LLC (“PM”) to provide independent compensation consulting services. PM periodically attended Compensation Committee meetings, including executive sessions, and provided information and advice independent of management. PM also performed a peer analysis for the Company. The Compensation Committee discussed these items and concluded that the engagement of PM, and the services it provided, did not raise any conflict of interest.
Mr. Leo participates in each meeting of the Compensation Committee. He is directly involved in discussions regarding the other executive officer’s compensation by making recommendations based upon his experience and coworking interactions with the other executives. He is also involved in the evaluation and consideration of PM’s reviews and analyses. When determining compensation for Mr. Leo and considering his recommendations for the other executive officers, the Compensation Committee convenes executive sessions excluding Mr. Leo.
In addition to the peer group analysis, actual salary changes and discretionary bonus awards are based upon the Compensation Committee’s evaluation of an individual’s performance and duties and responsibilities, the performance of BayFirst and the Bank, and other relevant factors, as determined solely by the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Board is comprised of Dennis R. DeLoach, III (Chair), Tarek Helal, Anthony Saravanos and Harold J. Winner. None of the members of the Compensation Committee have engaged in any transactions which would result in them not being considered “independent” under Nasdaq rules.

Summary Compensation Table
The following table sets forth the compensation paid to Mr. Leo, Mr. Zernick, and Ms. Jaber 2021, 2020, and 2019.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total
Anthony N. Leo	2021	$313,620	$—	$53,427	$49,947	$787,500	$70,925	$42,408	$1,317,827
CEO	2020	281,875	—	213,438	52,874	426,876	82,089	38,905	1,096,057
	2019	263,542	—	—	59,561	262,665	56,700	35,961	678,429
Thomas G. Zernick	2021	$291,042	$210,028	$—	$20,811	$—	$—	$39,720	$561,601
President	2020	240,292	73,013	24,340	20,871	—	—	37,046	395,562
	2019	153,333	102,500	—	23,825	—	—	31,192	310,850
Brandi N. Jaber	2021	$200,000	$256,157	$—	$20,811	$—	$—	$23,424	$500,392
EVP	2020	168,750	45,000	15,000	6,679	—	—	24,152	259,581
	2019	129,375	15,000	—	7,445	—	—	27,392	179,212
(1) All Other Compensation includes:

Name and Principal Position	Year	401(k) Plan Contributions	ESOP Contributions	Medical, Dental, and Vision Benefits	Life Insurance Premiums
Anthony N. Leo	2021	$14,500	$5,700	$19,436	$2,772
CEO	2020	14,187	5,700	16,246	2,772
	2019	14,000	5,196	15,034	1,731
Thomas G. Zernick	2021	$14,500	$5,700	$17,714	$1,806
President	2020	14,250	5,700	15,620	1,476
	2019	13,390	5,196	11,271	1,335
Brandi N. Jaber	2021	$12,282	$2,450	$8,063	$630
EVP	2020	11,016	4,535	8,084	517
	2019	10,298	2,698	14,016	380
In 2022, Mr. Leo is receiving a $330,000 base salary, Mr. Zernick is receiving a $300,000 base salary, and Ms. Jaber is receiving a $220,000 base salary.
Agreement with Mr. Leo
We are parties to an employment agreement with our Chief Executive Officer Anthony N. Leo. The agreement had an initial term ending on December 31, 2019, and renews annually for an additional year, so that the then-remaining term of the agreement is three years, unless either party provides notice of non-renewal. Under his agreement, Mr. Leo receives a minimum annual salary of $220,000, which may be increased annually by the Board. He is also eligible to participate in any of our incentive, pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans and programs. Mr. Leo’s employment agreement also provides that during the term of employment and for a period of 18 months following termination, Mr. Leo may not: (a) compete with us by, directly or indirectly, forming, serving as an organizer, director or officer of, employee or agent, or consultant to, or acquiring or maintaining more than a 1% passive investment in, a depository financial institution or holding company thereof if such depository institution or holding company has one or more offices or branches within a 50 mile radius of any of our offices; (b) solicit our clients with which he had contact in connection with products and services provided by us for the purpose of providing financial services; (c) solicit our employees; or (d) solicit or divert referrals of SBA loans from SmartBiz. If Mr. Leo terminates his employment for “good reason” or the Company terminates his employment without “cause” prior to, or more than 12 months after, a “change in control”, he will be entitled to severance compensation equal to his then current “annual compensation” for a period of 18 months, plus any accrued bonus, and all outstanding stock options and other incentive awards will vest immediately. However, if such a termination occurs within 12 months following a change in control, Mr. Leo will be entitled to receive severance compensation equal to two-times his then current annual compensation, plus any accrued bonus, and all outstanding equity-based incentive awards will vest immediately.
The Bank has also entered into a salary continuation agreement with Mr. Leo. The salary continuation agreement provides for an annual supplemental retirement benefit to be paid to Mr. Leo in 20 equal annual installments of $25,000 commencing on the first day of the first month immediately after the month in which a “separation from service” occurs and Mr. Leo has attained the “normal retirement age” (as such terms are defined in the salary continuation agreement). Mr. Leo will be entitled to the same benefits if a separation from service occurs after a “change in control” (as defined in the agreement). If Mr. Leo’s employment with the Bank terminates prior to December 31, 2022, he will receive no benefits under the salary continuation agreement. If he experiences a “disability” (as defined in the agreement) prior to normal retirement age, he will receive the accrued balance of the supplemental retirement benefit. If Mr. Leo was to die prior to receiving all of the benefit under the salary continuation agreement, his beneficiaries shall be entitled to receive the present value of the salary continuation benefit, calculated in accordance with the agreement. The salary continuation benefit will also be forfeitable if Mr. Leo violates certain non-competition and non-solicitation covenants.
Agreement with Mr. Zernick
We are also parties to an employment agreement with the Company’s President Thomas G. Zernick. The agreement has an initial term ending on December 31, 2022, and renews annually for an additional year unless either party provides notice of non-renewal. Under his agreement, Mr. Zernick receives a minimum annual salary of $295,000, which may be increased annually by the Board. He is also eligible to participate in any of our incentive, pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans and programs. Mr. Zernick’s employment agreement also provides that during the term of employment and for a period of 18 months following termination, Mr. Zernick may not: (a) compete with us by, directly or indirectly, forming, serving as an organizer, director or officer of, employee or agent, or consultant to, or acquiring or maintaining more than a 1% passive investment in, a depository financial institution or holding company thereof if such depository institution or holding company has one or more offices or branches within a 50 mile radius of any of our offices; (b) solicit our clients with which he had contact in connection with products and services provided by us for the purpose of providing financial services; or (c) solicit our employees. If Mr. Zernick terminates his employment for “good reason” or the Company terminates his employment without “cause” prior to, or more than 12 months after, a “change in control”, he will be entitled to severance compensation equal to 1/12th of his then current “annual compensation” at the first of every month for a period of 18 months, plus any accrued bonus, and all outstanding stock options and other incentive awards will vest immediately. However, if such a termination occurs within 12 months following a change in control, Mr. Zernick will be entitled to receive severance compensation equal to two-times his then current annual compensation, plus any accrued bonus, and all outstanding equity-based incentive awards will vest immediately.
Agreement with Ms. Oliver
We are parties to an employment agreement with Executive Vice President, Chief Financial Officer, and Chief Operating Officer Robin L. Oliver. The agreement had an initial term ending on December 31, 2022 and renews annually for an additional year unless either party provides notice of non-renewal. Under her agreement, Ms. Oliver receives a minimum annual salary of $190,000, which may be increased annually by the Board. She is also eligible to participate in any of our incentive, pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans and programs. Ms. Oliver’s employment agreement also provides that during the term of employment and for a period of 18 months following termination, Ms. Oliver may not: (a) compete with us by, directly or indirectly, forming, serving as an organizer, director or officer of, employee or agent, or consultant to, or acquiring or maintaining more than a 1% passive investment in, a depository financial institution or holding company thereof if such depository institution or holding company has one or more offices or branches within a 50 mile radius of any of our offices; (b) solicit our clients with which she had contact in connection with products and services provided by us for the purpose of providing financial services; or (c) solicit our employees. If Ms. Oliver terminates her employment for “good reason” or the Company terminates her employment without “cause” prior to, or more than 12 months after, a “change in control”, she will be entitled to severance compensation equal to 1/12th of her then current “annual compensation” at the first of every month for a period of 18 months, plus any accrued bonus, and all outstanding stock options and other incentive awards will vest immediately. However, if such a termination occurs within 12 months following a change in control, Ms. Oliver will be entitled to receive severance compensation equal to two-times her then current annual compensation, plus any accrued bonus, and all outstanding equity-based incentive awards will vest immediately. In addition, if Ms. Oliver terminates her employment with less than six months’ notice for any reason other than “good reason,” she will be obligated to pay to BayFirst and the Bank an amount equal to one-half of her estimated annual income for that year.
Annual Incentive Plan
The Bank has adopted an Annual Incentive Plan (the “AIP”) providing for short-term cash bonuses and long-term compensation in the form of stock options or restricted stock. The AIP was established by the Compensation Committee in consultation with PM. Annual cash bonuses are determined by a set of objective and subjective criteria established by the Compensation Committee. Under the AIP, if Mr. Leo meets each of the established objectives, he may receive up to 2.75% of the Bank’s pre-tax net income in 2022 and successive years. Mr. Zernick and Ms. Jaber may each receive up to 100% of his or her base salary if he or she meets each of the established objectives. Stock options or restricted stock may be granted at the Compensation Committee’s discretion based on its assessment of the respective executive’s performance. Any equity component of such a plan will be granted pursuant to the 2017 Equity Incentive Plan.
2017 Equity Incentive Plan
In 2018, the Board amended, and BayFirst’s shareholders approved, the BayFirst Financial Corp. Amended and Restated 2017 Equity Incentive Plan (the “EIP”), which provides for the grant of stock options, restricted stock awards, restricted stock unit awards, and other equity awards to officers, employees, directors, advisors, and consultants. The number of shares reserved and available for issuance under the EIP is 15% of the total number of shares of common stock issued and outstanding from time to time, not to exceed 1,500,000 shares.
Non-Qualified Stock Purchase Plan
The Company has implemented the Non-Qualified Stock Purchase Plan (“NSPP”). All employees and directors are eligible to participate in the NSPP. All Bank employees are eligible to purchase shares of BayFirst stock through payroll deduction, subject to a maximum of 10% of their pay through the NSPP. The Board may authorize a discount to employees of up to 10% of the purchase price. Directors may purchase shares of common stock by authorizing BayFirst to make specified regular deductions from the directors’ Board fees, but are not eligible for the discount.
401(k) Plan
The Bank has a 401(k) plan that provides for a safe harbor non-elective contribution of 3% of each participating employee’s base salary, as well as a discretionary match and profit sharing component.
Employee Stock Ownership Plan
In 2018, the Company also adopted an Employee Stock Ownership Plan, which permits tax deferral of employees’ salaries for the purchase of shares of BayFirst common stock. The plan also provides for discretionary contributions by the Company, those contributions vest over a five year period.
Director Compensation
BayFirst directors receive cash fees of $1,500 per Board meeting. Bank directors receive cash fees of $1,250 per Board meeting.
We also pay annual retainers to the Chairs of the: (i) Board and the Bank Board ($22,500 each); (ii) Audit and Risk Management Committees ($8,750 combined); (iii) Nominating Committee ($8,750); (iii) Bank Asset Liability Committee ($7,500); (iv) Compensation Committee ($5,000); and (v) Environmental, Social, and Governance Committee ($5,000).
In addition, we pay our directors fees of: (i) $500 per Bank Directors Credit and Loan Committee meeting, Audit and Risk Management Committees meeting (one payment per joint meeting), Compensation Committee meeting, and Environmental, Social, and Governance Committee Meeting; (ii) $250 per Bank Asset Liability Committee meeting and (iii) $500 per Bank Compliance Committee meeting. If a director attends any meeting by telephone, the director receives half the standard fee.

The following table sets forth the cash compensation and stock option compensation earned as Company and Bank directors during 2021 by each of our directors other than Mr. Leo, whose compensation is described in the above “Summary Compensation Table.”

Name	Cash Fees Earned	Option Awards	Total
George Apostolou	$24,250	$13,874	$38,124
Derek S. Berset	24,750	13,874	38,624
Mark S. Berset	18,500	13,874	32,374
Dennis R. DeLoach, III	20,875	13,874	34,749
Alexander Harris	10,375	13,874	24,249
Tarek Helal	23,000	13,874	36,874
Trifon Houvardas (1)	27,250	13,874	41,124
Christos Politis, M.D.	20,500	13,874	34,374
Anthony Saravanos	53,500	18,869	72,369
Bradly W. Spoor	29,875	13,874	43,749
Harold J. Winner	56,125	18,869	74,994
Barbara J. Zipperian	23,875	13,874	37,749
(1) Mr. Houvardas resigned from the Board of Directors on March 4, 2022.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information regarding stock options and unvested restricted stock held by each of our named executive officers as of December 31, 2021 (giving effect to the three-for-two stock split effective on May 10, 2021).

		Option Awards				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
Anthony N. Leo	04/18/17	—	—	$—	0	810	18,444
	01/31/18	—	—	$—	0	1,672	38,071
	06/12/18	12,600	8,400	$17.33	6/12/2028	—	—
	03/15/19	6,000	9,000	$14.67	3/15/2029	—	—
	01/15/20	2,850	11,400	$15.67	1/15/2030	—	—
	01/14/21	—	13,500	$14.67	1/14/2031	—	—
Thomas G. Zernick	06/12/18	4,860	3,240	$17.33	6/12/2028	—	—
	03/15/19	2,400	3,600	$14.67	3/15/2029	—	—
	01/15/20	1,125	4,500	$15.67	1/15/2030	—	—
	01/14/21	—	5,625	$14.67	1/14/2031	—	—
Brandi N. Jaber	06/12/18	1,125	750	$17.33	6/12/2028	—	—
	03/15/19	750	1,125	$14.67	3/15/2029	—	—
	01/15/20	360	1,440	$15.67	1/15/2030	—	—
	01/14/21	—	5,625	$14.67	1/14/2031	—	—
TRANSACTIONS WITH RELATED PERSONS
Certain of our directors, executive officers, and their immediate family members are also customers of the Bank. We anticipate that these individuals will continue to be customers in the future. All transactions between us and our directors, executive officers, and their immediate family members, and any principal shareholders, have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. In the opinion of management, these transactions did not involve more than the normal risk of collectability or present other unfavorable features.
Loans made to directors, executive officers, and their immediate families require the approval of a majority of the disinterested directors reviewing the loan. As of December 31, 2021, loans to directors, executive officers, and their immediate family members represented approximately $7.31 million, or 1.25% of the total loan portfolio, all of which are current and performing.
BayFirst’s corporate offices and the Bank’s main office are located at the First Home Executive Center, 700 Central Avenue, St. Petersburg, Florida 33701. We lease the office and branch space at this location from The Arc Group, Inc. of which our Director George Apostolou and his son are officers, directors, and/or equity owners and of which Director Christos Politis’ father and siblings are also officers, directors, and/or equity owners. In 2021, we paid this company $538,587, of which Mr. Apostolou’s beneficial interest is $107,717 and Mr. Politis’ family members’ beneficial interest is $177,734.
Mark S. Berset and Derek S. Berset, directors of BayFirst, and members of their immediate family, are also the only equity owners of Comegys Insurance Agency. In 2021, the Company made payments to Comegys Insurance Agency in the amount of $298,928 for the purchase of insurance policies for the Company, of which their and their immediate family’s beneficial interest is $295,939. Such amounts are less than 5% of the gross revenues of Comegys Insurance Agency in each of those years.
Our Insider Transactions Policy provides that a majority of disinterested directors must approve all major transactions between the Bank and related parties. Major transactions are defined as having a value, that when aggregated with the value of all other insider transactions involving the same insider, exceeding the lesser of $500,000 or 2.5% of the Bank's Tier 1 capital. In addition, all insider transactions must be intended for the benefit of the Bank and not as an accommodation for the insider. Furthermore, such transactions must be made on terms and under circumstances that are substantially the same, or at least as favorable, as those prevailing at the time for unaffiliated third parties. The Board is reevaluating the Insider Transactions Policy and expects to adopt amendments to it this year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The percentage and number of shares beneficially owned by BayFirst’s directors and named executive officers, as well as all directors and executive officers as a group, as of March 31, 2022 (as adjusted for the three-for-two split effective May 10, 2021) is shown in the table below. The mailing address of each director and executive officer is care of First Home Bank, First Home Executive Center, 700 Central Avenue, St. Petersburg, Florida 33701. As of March 31, 2022, we had 781 registered holders of our common stock. Other than Mark S. Berset, we are aware of no shareholder who owns 5% or more of our total shares outstanding.

Directors	Number of Shares(1)	Right to Acquire(2)	Percent of Beneficial Ownership(3)
George Apostolou	87,169.46	13,150.00	2.49%
Derek S. Berset	56,130.92	13,150.00	1.72%
Mark S. Berset	275,710.50	20,965.00	7.35%
Dennis R. DeLoach, III	29,643.85	7,750.00	0.93%
Alexander Harris	1,232.29	1,250.00	0.06%
Tarek Helal	21,477.54	13,150.00	0.86%
Anthony N. Leo	29,633.41	38,142.00	1.67%
Christos Politis, M.D.	41,615.00	13,150.00	1.36%
Anthony Saravanos	49,206.42	18,550.00	1.68%
Bradly W. Spoor	22,364.77	13,150.00	0.88%
Harold J. Winner	50,924.79	18,925.00	1.73%
Sheryl WuDunn	925.00	0.00	0.02%
Barbara J. Zipperian	2,646.48	1,250.00	0.10%
Named Executive Officers:
Thomas G. Zernick	8,834.74	11,835.00	0.51%
Brandi N. Jaber	3,259.57	4,095.00	0.18%
All Directors and Named Executive Officers as a Group (15 people)	680,774.74	188,512.00	20.69%
(1)    Includes shares for which the named person:
•has sole voting and investment power;
•has shared voting and investment power with a spouse, or
•holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.
(2)    Shares covered by stock options or warrants that are exercisable within sixty (60) days of March 31, 2022.
(3)    Based on 4,013,172.91 common shares outstanding and, for each individual, shares that such individual has the right to acquire within sixty (60) days of March 31, 2022.
PROHIBITIONS ON HEDGING
The Board believes it is improper and inappropriate for any Company personnel to engage in certain speculative transactions involving the Company’s stock. The Company has adopted an Insider Trading and Confidentiality Policy. The Company prohibits all directors, officers, and employees from trading in puts, calls, or similar options on any Company securities or short selling any Company securities.

FEES PAID TO AUDITORS
The Audit and Risk Committees have reviewed the following audit and non-audit fees billed to the Company by Dixon Hughes Goodman LLP (“DHG”) for the fiscal years ended December 31, 2021 and 2020 for the purposes of considering whether such fees are compatible with maintaining the auditor’s independence, and concluded that such fees did not impair DHG’s independence. The policy of the Audit and Risk Committees is to pre-approve all audit and non-audit services performed by DHG before the services are performed, including all of the services described below. The Audit and Risk Committees have pre-approved all of the services provided by DHG in accordance with the policies and procedures described above.

	For the Years Ended December 31,
	2021	2020
Audit fees(1)	$252,188	$152,261
Audit-related fees(2)	48,650	48,250
Tax fees(3)	99,084	56,800
All other fees(4)	69,290	—
Total fees	$469,211	$257,311
(1) Audit fees consist only of the aggregate fees billed for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K reviews of interim financial statements that were included in various registration statements during 2021 and services that are typically provided in connection with statutory and regulatory filings or engagements for those years.
(2) Audit-related fees consist only of HUD and employee benefit plan audits.
(3) Tax compliance fees consist only of Federal and state tax return filing fees and other tax related issues.
(4) All other fees consist only of the issuance of consent letters for relevant SEC filings, the filing of our Registration Statements on Form S-1 and Form S-8.
AUDIT COMMITTEE REPORT
The Audit and Risk Management Committees assist our Board performing the Board’s oversight responsibilities as they relate to the Company’s accounting and financial reporting practices and audits of the financial statements, internal controls, and legal and regulatory compliance, including, among other things:
•the quality and integrity of the Company’s financial statements;
•the Company’s compliance with applicable laws and regulations;
•the review of the independent auditors’ qualifications and independence;
•the performance of the Company’s internal audit function and the Company’s independent auditors; and
•the application of the Company’s Code of Ethics as established by management and the Board.
Our Audit and Risk Management Committees have adopted written charters, which set forth the committees’ duties and responsibilities. The Audit Committee Charter of the Audit and Risk Management Committees is available in the Investor Relations section of our website at www.firsthomebank.com.
The Audit and Risk Management Committees have recommended to the Board, and the Board has selected, DHG to serve as the Company’s independent registered public accounting firm for 2021 and 2022. Representatives of DHG are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they so desire. In addition, those representatives are expected to be available to respond to appropriate shareholder questions.
The Audit and Risk Management Committee are also required to prepare this report to be included in our annual proxy statement pursuant to the proxy rules of the SEC.
Management is responsible for the preparation, presentation, and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.
The Audit and Risk Management Committees review our financial reporting process. In this context, the Audit and Risk Management Committees have:
•reviewed and discussed with management the audited financial statements for the year ended December 31, 2021;
•discussed with DHG, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and
•received the written disclosures and the letter from DHG, required by PCAOB Rule 3526 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with DHG the independent accountant’s independence.
Based on this review and the discussions referred to above, the Audit and Risk Management Committees recommended to our Board that the Company include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC.
This report is submitted on behalf of the members of the Audit and Risk Management Committees and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Securities Act of 1933, as amended, and Exchange Act.
Respectfully submitted by the Audit and Risk Management Committees of the Board,
Barbara J. Zipperian, Chair
Dennis R. DeLoach, III
Tarek Helal
Bradly W. Spoor
SHAREHOLDER COMMUNICATIONS
Shareholders wishing to communicate with the Board, with a particular director, or with the Corporate Secretary, may do so by sending written correspondence to BayFirst Financial Corp., 700

Central Avenue, St. Petersburg, Florida 33701, Attn: Corporate Secretary or to marciar@firsthomebank.com. The Corporate Secretary is responsible for reviewing all communications addressed to our Board, any committee or any specific director to determine whether such communications require Board, committee or personal review, response or action. Generally, the Corporate Secretary will not forward to the Board, any committee or any specific director any communications relating to Company products and services, solicitations, or otherwise improper or irrelevant topics. If, however, the Corporate Secretary determines that a communication relates to corporate governance or otherwise requires review, response or action by the Board, any committee or any specific director, then the Corporate Secretary will promptly send a copy of such communication to each director serving on the Board, the applicable committee or the applicable director.
HOUSEHOLDING
In a further effort to reduce printing costs and postage fees, we may adopt a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and have elected to receive paper copies of proxy materials will receive only one copy of our proxy materials, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies. Upon request, Continental Stock Transfer & Trust Company will promptly deliver a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of annual reports or proxy statements may request delivery of a single copy. You may make such requests by contacting Continental Stock Transfer & Trust Company by phone at (917) 262-2373 or by e-mail at cst_proxy@continentalstock.com.
OTHER MATTERS
We know of no other matters to be submitted to our shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. Discretionary authority with respect to such matters is granted by execution of the enclosed proxy.
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR 2023 ANNUAL MEETING
Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our proxy statement and proxy card for our 2023 Annual Meeting must submit their proposals so that they are received by us at our principal executive offices, addressed to our Corporate Secretary, no later than December 1, 2022. Shareholder proposals not submitted for inclusion in next year’s proxy statement and proxy card, but instead sought to be presented directly at our 2023 Annual Meeting, may be brought before the Annual Meeting generally so long as we receive notice of the proposal, addressed to our Corporate Secretary, at our principal executive offices, not more than 120 days or less than 90 days prior to the one year anniversary of our 2022 Annual Meeting and the proposal otherwise complies with the Company’s bylaws.
ANNUAL REPORT
Our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, can be accessed, along with this proxy statement, on our corporate website at www.firsthomebankcom,

by clicking “Investor Relations – BayFirst Financial” and then “View Filings” under the heading “SEC Filings.” If you wish to receive a copy of any exhibit on our Annual Report on Form 10-K for the year ended December 31, 2021, we will mail these documents to you free of charge. Requests should be sent to BayFirst Financial Corp., 700 Central Avenue, St. Petersburg, Florida 33701, Attn: Corporate Secretary or to marciar@firsthomebank.com.

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MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

(1) George Apostolou
(2) Derek S. Berset
(3) Mark S. Berset
(4) Dennis R. DeLoach, III
(5) Alexander Harris
(6) Tarek Helal
(7) Anthony N. Leo
(8) Christos Politis, M.D.
(9) Anthony Saravanos
(10) Bradly W. Spoor
(11) Harold J. Winner
(12) Sheryl WuDunn
(13) Barbara J. Zipperian

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________________ **Signature, if held jointly**____________________________ **Date**__________, **2022**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

BAYFIRST

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

The 2022 Notice of Meeting/Proxy Statement and the 2022 Form 10-K to Shareholders are available at: https://www.cstproxy.com/bayfirstfinancial/2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BAYFIRST FINANCIAL CORP.

The undersigned appoints Anthony N. Leo and Anthony Saravanos, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BayFirst Financial Corp. held of record by the undersigned at the close of business on March 31, 2022, at the Annual Meeting of Stockholders of BayFirst Financial Corp. to be held on May 19, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THIRTEEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

Your **Vote** Counts!

BAYFIRST FINANCIAL CORP.

2022 Annual Meeting

Vote by May 18, 2022

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in BAYFIRST FINANCIAL CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement, Invitation online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 05, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 19, 2022
5:00 PM EST

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BAYFIRST FINANCIAL CORP.
2022 Annual Meeting
Vote by May 18, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01 George Apostolou 02 Derek S. Berset 03 Mark S. Berset 04 Dennis R. DeLoach, III 05 Alexander Harris 06 Tarek Helal 07 Anthony N. Leo 08 Christos Politis, M.D. 09 Anthony Saravanos 10 Bradly W. Spoor 11 Harold J. Winner 12 Sheryl WuDunn 13 Barbara J. Zipperian	For
2. Other Matters. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.	For

NOTE: Thank you for your support.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#